Exhibit 99.1

EQUINIX, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Recurring revenues	$515,566	$501,814	$494,522	$482,826	$460,482	$433,615	$420,145
Non-recurring revenues	27,518	27,057	21,612	23,233	24,353	21,915	20,807

Revenues	543,084	528,871	516,134	506,059	484,835	455,530	440,952
Cost of revenues	268,960	267,109	258,591	249,329	250,946	225,604	218,738

Gross profit	274,124	261,762	257,543	256,730	233,889	229,926	222,214

Operating expenses:
Sales and marketing	61,619	59,478	58,276	55,690	53,211	47,603	46,410
General and administrative	96,874	88,632	90,818	86,536	83,290	80,268	78,172
Restructuring charges	—	(4,837)	—	—	—	—	—
Impairment charges	—	—	—	9,861	—	—	—
Acquisition costs	438	2,526	3,662	1,939	4,542	1,666	675

Total operating expenses	158,931	145,799	152,756	154,026	141,043	129,537	125,257

Income from operations	115,193	115,963	104,787	102,704	92,846	100,389	96,957

Interest and other income (expense):
Interest income	929	917	747	758	1,054	963	691
Interest expense	(61,957)	(61,001)	(60,331)	(50,516)	(50,207)	(46,787)	(52,818)
Loss on debt extinguishment	—	(93,602)	—	—	(5,204)	—	—
Other income (expense)	985	2,768	(459)	(717)	507	(1,844)	(154)

Total interest and other, net	(60,043)	(150,918)	(60,043)	(50,475)	(53,850)	(47,668)	(52,281)

Income (loss) from continuing operations before income taxes	55,150	(34,955)	44,744	52,229	38,996	52,721	44,676
Income tax benefit (expense)	(12,397)	9,668	(11,460)	(17,476)	(12,348)	(16,271)	(12,469)

Net income (loss) from continuing operations	42,753	(25,287)	33,284	34,753	26,648	36,450	32,207
Net income from discontinued operations, net of tax	—	—	—	6	679	350	199
Gain on sale of discontinued operations, net of tax	—	—	—	11,852	—	—	—

Net income (loss)	42,753	(25,287)	33,284	46,611	27,327	36,800	32,406
Net income attributable to redeemable non-controlling interests	(282)	(529)	(441)	(1,273)	(362)	(1,193)	(288)

Net income (loss) attributable to Equinix	$42,471	$(25,816)	$32,843	$45,338	$26,965	$35,607	$32,118

Net income (loss) per share attributable to Equinix:
Basic net income (loss) per share from continuing operations	$0.86	$(0.52)	$0.67	$0.69	$0.54	$0.73	$0.68
Basic net income per share from discontinued operations	—	—	—	0.24	0.02	0.01	0.01

Basic net income (loss) per share (2)	$0.86	$(0.52)	$0.67	$0.93	$0.56	$0.74	$0.69

Diluted net income (loss) per share from continuing operations	$0.83	$(0.52)	$0.65	$0.67	$0.53	$0.71	$0.66
Diluted net income per share from discontinued operations	—	—	—	0.22	0.01	—	0.01

Diluted net income (loss) per share (3)	$0.83	$(0.52)	$0.65	$0.89	$0.54	$0.71	$0.67

Shares used in computing basic net income (loss) per share	49,555	49,379	49,029	48,673	48,361	48,016	46,955

Shares used in computing diluted net income (loss) per share	53,581	49,379	53,480	52,917	52,655	52,351	51,061

(1)    In November 2013, we completed our evaluation of whether a lengthening of the estimated period over which non-recurring installation fees are recognized, which we originally incorrectly considered a change in estimate that we began to recognize prospectively beginning in the second quarter of 2013, should have been applied in earlier periods. We concluded that these longer lives should have been identified and utilized for revenue recognition purposes beginning in 2006. We assessed the materiality of this error individually and in the aggregate on prior periods’ financial statements in accordance with the SEC’s Staff Accounting Bulletins No. 99 and 108 and, based on an analysis of quantitative and qualitative factors, determined that the error was not material to any of our prior interim and annual financial statements and, therefore, the previously-issued financial statements could continue to be relied upon and that amendment of previously filed reports with the SEC was not required. We also determined that correcting the cumulative amount of the non-recurring installation fees of $27.2 million as of December 31, 2012 in 2013 would be material to the projected 2013 consolidated financial statements, and, as such, we revised our previously-issued consolidated financial statements accordingly, commencing with our Form 10-Q for the quarterly period ended September 30, 2013. Such adjustment has no effect on our total cash flows. As part of the revision to our previously-issued consolidated financial statements noted above, we also revised our consolidated financial statements for several previously identified immaterial errors that were either uncorrected or corrected in a period subsequent to the period in which the error originated, as more fully described in Note 2 of our Form 10-Q filed for the quarterly period ended September 30, 2013. The financial results contained herein are the as revised financial statements.

(2) The net income (loss) used in the computation of basic net income per share attributable to Equinix is presented below:

Net income (loss) from continuing operations	$42,753	$(25,287)	$33,284	$34,753	$26,648	$36,450	$32,207
Net income attributable to non-controlling interests	(282)	(529)	(441)	(1,273)	(362)	(1,193)	(288)
Adjustments attributable to redemption value of non-controlling interests	—	—	—	—	—	—	209

Net income (loss) from continuing operations attributable to Equinix, basic	42,471	(25,816)	32,843	33,480	26,286	35,257	32,128
Net income from discontinued operations	—	—	—	11,858	679	350	199

Net income (loss) attributable to Equinix, basic	$42,471	$(25,816)	$32,843	$45,338	$26,965	$35,607	$32,327

(3) The net income (loss) used in the computation of diluted net income per share attributable to Equinix is presented below:

Net income (loss) from continuing operations attributable to Equinix, basic	$42,471	$(25,816)	$32,843	$33,480	$26,286	$35,257	$32,128
Interest on convertible debt	1,865	—	1,851	1,707	1,696	1,678	1,699

Net income (loss) from continuing operations attributable to Equinix, diluted	44,336	(25,816)	34,694	35,187	27,982	36,935	33,827
Net income from discontinued operations	—	—	—	11,858	679	350	199

Net income (loss) attributable to Equinix, diluted	$44,336	$(25,816)	$34,694	$47,045	$28,661	$37,285	$34,026

EQUINIX, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - NON-GAAP PRESENTATION (1)

(in thousands)

(unaudited)

	Three Months Ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Recurring revenues	$515,566	$501,814	$494,522	$482,826	$460,482	$433,615	$420,145
Non-recurring revenues	27,518	27,057	21,612	23,233	24,353	21,915	20,807

Revenues (2)	543,084	528,871	516,134	506,059	484,835	455,530	440,952

Cash cost of revenues (3)	174,111	168,421	162,010	158,086	157,425	141,352	137,929

Cash gross profit (4)	368,973	360,450	354,124	347,973	327,410	314,178	303,023

Cash operating expenses (5):
Cash sales and marketing expenses (6)	48,172	46,430	46,280	43,996	42,120	38,689	38,119
Cash general and administrative expenses (7)	72,356	65,985	66,956	64,291	60,274	59,069	58,169

Total cash operating expenses (8)	120,528	112,415	113,236	108,287	102,394	97,758	96,288

Adjusted EBITDA (9)	$248,445	$248,035	$240,888	$239,686	$225,016	$216,420	$206,735

Cash gross margins (10)	68%	68%	69%	69%	68%	69%	69%

Adjusted EBITDA margins (11)	46%	47%	47%	47%	46%	48%	47%

Adjusted EBITDA flow-through rate (12)	3%	56%	12%	69%	29%	66%	66%

(1)    In November 2013, we completed our evaluation of whether a lengthening of the estimated period over which non-recurring installation fees are recognized, which we originally incorrectly considered a change in estimate that we began to recognize prospectively beginning in the second quarter of 2013, should have been applied in earlier periods. We concluded that these longer lives should have been identified and utilized for revenue recognition purposes beginning in 2006. We assessed the materiality of this error individually and in the aggregate on prior periods’ financial statements in accordance with the SEC’s Staff Accounting Bulletins No. 99 and 108 and, based on an analysis of quantitative and qualitative factors, determined that the error was not material to any of our prior interim and annual financial statements and, therefore, the previously-issued financial statements could continue to be relied upon and that amendment of previously filed reports with the SEC was not required. We also determined that correcting the cumulative amount of the non-recurring installation fees of $27.2 million as of December 31, 2012 in 2013 would be material to the projected 2013 consolidated financial statements, and, as such, we revised our previously-issued consolidated financial statements accordingly, commencing with our Form 10-Q for the quarterly period ended September 30, 2013. Such adjustment has no effect on our total cash flows. As part of the revision to our previously-issued consolidated financial statements noted above, we also revised our consolidated financial statements for several previously identified immaterial errors that were either uncorrected or corrected in a period subsequent to the period in which the error originated, as more fully described in Note 2 of our Form 10-Q filed for the quarterly period ended September 30, 2013. The financial results contained herein are the as revised financial statements.

(2) The geographic split of our revenues on a services basis is presented below:

Americas Revenues:
Colocation	$230,583	$226,290	$223,285	$216,052	$212,805	$209,536	$203,702
Interconnection	61,984	59,800	58,206	56,426	54,943	53,048	51,739
Managed infrastructure	12,905	13,567	13,147	11,981	12,017	12,125	13,464
Rental	818	445	460	490	469	445	439

Recurring revenues	306,290	300,102	295,098	284,949	280,234	275,154	269,344
Non-recurring revenues	13,123	13,366	10,694	10,023	11,602	10,874	7,663

Revenues	319,413	313,468	305,792	294,972	291,836	286,028	277,007

EMEA Revenues:
Colocation	108,906	103,916	100,532	95,823	91,512	87,820	83,951
Interconnection	9,233	8,854	8,381	7,989	7,188	4,192	3,824
Managed infrastructure	6,215	5,734	4,249	4,596	5,112	3,262	3,414
Rental	116	138	120	325	314	336	344

Recurring revenues	124,470	118,642	113,282	108,733	104,126	95,610	91,533
Non-recurring revenues	8,784	8,367	6,687	8,593	7,699	6,955	9,671

Revenues	133,254	127,009	119,969	117,326	111,825	102,565	101,204

Asia-Pacific Revenues:
Colocation	69,080	67,881	71,014	73,824	61,470	50,139	47,060
Interconnection	10,433	9,699	9,404	9,090	8,550	7,794	7,320
Managed infrastructure	5,293	5,490	5,724	6,230	6,102	4,918	4,888

Recurring revenues	84,806	83,070	86,142	89,144	76,122	62,851	59,268
Non-recurring revenues	5,611	5,324	4,231	4,617	5,052	4,086	3,473

Revenues	90,417	88,394	90,373	93,761	81,174	66,937	62,741

Worldwide Revenues:
Colocation	408,569	398,087	394,831	385,699	365,787	347,495	334,713
Interconnection	81,650	78,353	75,991	73,505	70,681	65,034	62,883
Managed infrastructure	24,413	24,791	23,120	22,807	23,231	20,305	21,766
Rental	934	583	580	815	783	781	783

Recurring revenues	515,566	501,814	494,522	482,826	460,482	433,615	420,145
Non-recurring revenues	27,518	27,057	21,612	23,233	24,353	21,915	20,807

Revenues	$543,084	$528,871	$516,134	$506,059	$484,835	$455,530	$440,952

(3) We define cash cost of revenues as cost of revenues less depreciation, amortization, accretion and stock-based compensation as presented below:

Cost of revenues	$268,960	$267,109	$258,591	$249,329	$250,946	$225,604	$218,738
Depreciation, amortization and accretion expense	(92,579)	(96,894)	(94,979)	(89,602)	(91,795)	(82,718)	(79,492)
Stock-based compensation expense	(2,270)	(1,794)	(1,602)	(1,641)	(1,726)	(1,534)	(1,317)

Cash cost of revenues	$174,111	$168,421	$162,010	$158,086	$157,425	$141,352	$137,929

The geographic split of our cash cost of revenues is presented below:

Americas cash cost of revenues	$92,882	$89,890	$87,724	$82,665	$84,771	$80,806	$80,650
EMEA cash cost of revenues	47,924	47,304	43,629	43,888	42,615	37,392	35,353
Asia-Pacific cash cost of revenues	33,305	31,227	30,657	31,533	30,039	23,154	21,926

Cash cost of revenues	$174,111	$168,421	$162,010	$158,086	$157,425	$141,352	$137,929

(4) We define cash gross profit as revenues less cash cost of revenues (as defined above).

(5)    We define cash operating expenses as operating expenses less depreciation, amortization and stock-based compensation. We also refer to cash operating expenses as cash selling, general and administrative expenses or “cash SG&A”.

(6) We define cash sales and marketing expenses as sales and marketing expenses less depreciation, amortization and stock-based compensation as presented below:

Sales and marketing expenses	$61,619	$59,478	$58,276	$55,690	$53,211	$47,603	$46,410
Depreciation and amortization expense	(6,197)	(6,223)	(6,275)	(6,469)	(6,296)	(4,239)	(4,256)
Stock-based compensation expense	(7,250)	(6,825)	(5,721)	(5,225)	(4,795)	(4,675)	(4,035)

Cash sales and marketing expenses	$48,172	$46,430	$46,280	$43,996	$42,120	$38,689	$38,119

(7) We define cash general and administrative expenses as general and administrative expenses less depreciation, amortization and stock-based compensation as presented below:

General and administrative expenses	$96,874	$88,632	$90,818	$86,536	$83,290	$80,268	$78,172
Depreciation and amortization expense	(6,758)	(7,072)	(7,349)	(7,480)	(7,431)	(7,291)	(6,474)
Stock-based compensation expense	(17,760)	(15,575)	(16,513)	(14,765)	(15,585)	(13,908)	(13,529)

Cash general and administrative expenses	$72,356	$65,985	$66,956	$64,291	$60,274	$59,069	$58,169

(8) Our cash operating expenses, or cash SG&A, as defined above, is presented below:

Cash sales and marketing expenses	$48,172	$46,430	$46,280	$43,996	$42,120	$38,689	$38,119
Cash general and administrative expenses	72,356	65,985	66,956	64,291	60,274	59,069	58,169

Cash SG&A	$120,528	$112,415	$113,236	$108,287	$102,394	$97,758	$96,288

The geographic split of our cash operating expenses, or cash SG&A, is presented below:

Americas cash SG&A	$76,227	$69,287	$73,551	$65,466	$67,136	$65,774	$66,849
EMEA cash SG&A	28,191	29,016	27,611	28,043	22,818	20,100	19,099
Asia-Pacific cash SG&A	16,110	14,112	12,074	14,778	12,440	11,884	10,340

Cash SG&A	$120,528	$112,415	$113,236	$108,287	$102,394	$97,758	$96,288

(9)    We define adjusted EBITDA as income from continuing operations plus depreciation, amortization, accretion, stock-based compensation expense, restructuring charges, impairment charges and acquisition costs as presented below:

Income from continuing operations	$115,193	$115,963	$104,787	$102,704	$92,846	$100,389	$96,957
Depreciation, amortization and accretion expense	105,534	110,189	108,603	103,551	105,522	94,248	90,222
Stock-based compensation expense	27,280	24,194	23,836	21,631	22,106	20,117	18,881
Restructuring charges	—	(4,837)	—	—	—	—	—
Impairment charges	—	—	—	9,861	—	—	—
Acquisition costs	438	2,526	3,662	1,939	4,542	1,666	675

Adjusted EBITDA	$248,445	$248,035	$240,888	$239,686	$225,016	$216,420	$206,735

The geographic split of our adjusted EBITDA is presented below:

Americas income from continuing operations	$70,691	$73,673	$59,379	$63,394	$62,567	$64,591	$57,948
Americas depreciation, amortization and accretion expense	58,939	65,149	63,296	59,833	60,394	59,633	56,721
Americas stock-based compensation expense	20,591	18,168	18,444	16,641	16,968	15,225	14,929
Americas restructuring charges	—	(4,837)	—	—	—	—	—
Americas impairment charges	—	—	—	6,972	—	—	—
Americas acquisition costs	83	2,138	3,398	1	—	(1)	(90)

Americas adjusted EBITDA	150,304	154,291	144,517	146,841	139,929	139,448	129,508

EMEA income from continuing operations	28,685	23,811	22,538	18,605	20,432	22,830	27,147
EMEA depreciation, amortization and accretion expense	24,503	23,424	23,071	22,554	22,054	18,329	17,312
EMEA stock-based compensation expense	3,596	3,065	3,038	2,633	2,900	2,673	2,164
EMEA acquisition costs	355	389	82	1,603	1,006	1,241	129

EMEA adjusted EBITDA	57,139	50,689	48,729	45,395	46,392	45,073	46,752

Asia-Pacific income from continuing operations	15,817	18,479	22,870	20,705	9,847	12,968	11,862
Asia-Pacific depreciation, amortization and accretion expense	22,092	21,616	22,236	21,164	23,074	16,286	16,189
Asia-Pacific stock-based compensation expense	3,093	2,961	2,354	2,357	2,238	2,219	1,788
Asia-Pacific impairment charges	—	—	—	2,889	—	—	—
Asia-Pacific acquisition costs	—	(1)	182	335	3,536	426	636

Asia-Pacific adjusted EBITDA	41,002	43,055	47,642	47,450	38,695	31,899	30,475

Adjusted EBITDA	$248,445	$248,035	$240,888	$239,686	$225,016	$216,420	$206,735

(10) We define cash gross margins as cash gross profit divided by revenues.

Our cash gross margins by geographic region is presented below:

Americas cash gross margins	71%	71%	71%	72%	71%	72%	71%

EMEA cash gross margins	64%	63%	64%	63%	62%	64%	65%

Asia-Pacific cash gross margins	63%	65%	66%	66%	63%	65%	65%

(11) We define adjusted EBITDA margins as adjusted EBITDA divided by revenues.

Americas adjusted EBITDA margins	47%	49%	47%	50%	48%	49%	47%

EMEA adjusted EBITDA margins	43%	40%	41%	39%	41%	44%	46%

Asia-Pacific adjusted EBITDA margins	45%	49%	53%	51%	48%	48%	49%

(12) We define adjusted EBITDA flow-through rate as incremental adjusted EBITDA growth divided by incremental revenue growth as follows:

Adjusted EBITDA - current period	$248,445	$248,035	$240,888	$239,686	$225,016	$216,420	$206,735
Less adjusted EBITDA - prior period	(248,035)	(240,888)	(239,686)	(225,016)	(216,420)	(206,735)	(192,880)

Adjusted EBITDA growth	$410	$7,147	$1,202	$14,670	$8,596	$9,685	$13,855

Revenues - current period	$543,084	$528,871	$516,134	$506,059	$484,835	$455,530	$440,952
Less revenues - prior period	(528,871)	(516,134)	(506,059)	(484,835)	(455,530)	(440,952)	(419,849)

Revenue growth	$14,213	$12,737	$10,075	$21,224	$29,305	$14,578	$21,103

Adjusted EBITDA flow-through rate	3%	56%	12%	69%	29%	66%	66%